SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
SUPPLEMENT DATED OCTOBER 31, 2005

TO PROSPECTUS DATED APRIL 29, 2005

FOR FUTURITY III, MFS REGATTA CHOICE, and MFS REGATTA EXTRA,

AND TO PROSPECTUSES DATED APRIL 30, 2004
FOR COLUMBIA ALL-STAR, COLUMBIA ALL-STAR EXTRA,
COLUMBIA ALL-STAR FREEDOM, and COLUMBIA ALL-STAR TRADITIONS,

AND TO PROSPECTUSES DATED MAY 1, 2003
FOR MFS REGATTA ACCESS, MFS REGATTA FLEX-4,
FUTURITY ACCOLADE, FUTURITY FOCUS II,
FUTURITY SELECT FOUR, FUTURITY SELECT FOUR PLUS,
FUTURITY SELECT INCENTIVE, FUTURITY SELECT FREEDOM,
and FUTURITY SELECT SEVEN,

ISSUED BY SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

The Guarantee Periods described under "THE FIXED ACCOUNT OPTIONS: THE GUARANTEE PERIODS" and at other places in this Prospectus are not currently being offered. Therefore, unless and until we notify you otherwise, you will not be permitted to make any payments or transfers into any Guarantee Period.